UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2006

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Glenpointe Centre West Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.

At the 2006 Annual Meeting of Stockholders, held on June 13, 2006 (the “Annual Meeting”), the stockholders of Cognizant Technology Solutions Corporation (the “Company”) reelected Venetia Kontogouris and Thomas M. Wendel as Class III directors to serve until the 2009 Annual Meeting of Stockholders. In addition, stockholders approved an amendment to the Company’s Restated Certificate of Incorporation that increased the maximum number of authorized shares of the Company’s capital stock, all classes, from 340,000,000 shares, consisting of 325,000,000 shares of Class A Common Stock and 15,000,000 shares of Preferred Stock, to 515,000,000 shares, consisting of 500,000,000 shares of Class A Common Stock and 15,000,000 shares of Preferred Stock.

At the Annual Meeting, stockholders also approved the Company’s Amended and Restated 1999 Incentive Compensation Plan (As Amended and Restated Through April 12, 2006) (the “Incentive Plan”). As described in the Incentive Plan, the maximum number of shares of Class A Common Stock issuable under the Incentive Plan was increased from 37,500,000 to 38,261,580 shares and an additional 761,580 shares of Class A Common Stock were reserved for issuance upon the exercise of stock options or stock appreciation rights or pursuant to other stock or stock-based awards granted under the Incentive Plan. In approving the Incentive Plan, stockholders also re-approved the series of performance criteria that may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more cash or stock-based awards under the Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code. As a result of the foregoing approval, the number of shares issuable under the Company’s Key Employees Stock Option Plan has been reduced by 761,580 shares so that they total number of shares available for issuance under the Company’s equity compensation plans remains unchanged. The other material changes effected by the amendment of the Incentive Plan are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2006. The Company’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Cognizant Technology Solutions Corporation dated June 13, 2006.

10.1	Cognizant Technology Solutions Corporation Amended and Restated 1999 Incentive Compensation Plan (As Amended and Restated Through April 12, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Vice President and General Counsel

Date: June 13, 2006